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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION



                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 23, 2003


                         California Pizza Kitchen, Inc.
             (Exact name of registrant as specified in its charter)


         California                        000-31149              95-4040623
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(State or other jurisdiction of           (Commission           (IRS Employer
incorporation or organization)             File Number)      Identification No.)


6053 West Century Boulevard, 11th Floor
Los Angeles, California                                            90045-6445
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(Address of principal executive offices)                           (Zip Code)


Registrant's telephone number, including area code:  (310) 342-5000

               Not Applicable
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(Former name or former address, if changed since last report


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Item 7.  Financial Statements and Exhibits


(c)  Exhibits

 Exhibit                   Description
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   99.1      October 23, 2003 Earnings Release by California Pizza Kitchen, Inc.


Item 9.  Regulation FD Disclosure (Information Below is being Furnished Under
Item 12)

On October 23, 2003, the Company issued a press release describing selected financial results of the Company for the quarter ended September 28, 2003. Pursuant to SEC Release No. 33-8216, a copy of the Company's earnings release is attached hereto as Exhibit 99.1 and is being furnished, not filed, under Item 12, Results of Operations and Financial Condition, to this Report on Form 8-K.


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SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


October 23, 2003                             California Pizza Kitchen, Inc.
                                             a California corporation

                                             By:      /s/ Richard L. Rosenfield
                                                      --------------------------
                                                      Co-Chief Executive Officer

                                             By:      /s/ Larry S. Flax
                                                      --------------------------
                                                      Co-Chief Executive Officer

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EXHIBIT INDEX

 Exhibit                   Description
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   99.1      October 23, 2003 Earnings Release by California Pizza Kitchen, Inc.